*** Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 15, 2022, between AEye, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which the Federal Bank of New York is closed.

“Closings” means each of the First Closing pursuant to Section 2.1(a) and the Second Closing pursuant to Section 2.1(b).

“Closing Dates” means each of the First Closing Date and the Second Closing Date.

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Shearman & Sterling LLP.

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“Company Intellectual Property” means, collectively, any and all (i) Owned Intellectual Property and (ii) the Licensed Intellectual Property.

“Computer Security Incident” means any data or security breaches or unauthorized access, modification, disclosure, misuse, loss, or unavailability of Personal Information or IT Systems. Examples of such incidents include: (i) an attacker commands a botnet to send high volumes of connection requests to a web server, causing it to crash; (ii) users are tricked into opening a “quarterly report” sent via email that is actually malware; running the tool has infected their computers and established connections with an external host; (iii) an attacker obtains sensitive data and threatens that the details will be released publicly if the organization does not pay a designated sum of money; or (iv) a user provides or exposes sensitive information to others through peer-to-peer file sharing services.

“Conversion Price” shall have the meaning ascribed to such term in the Notes.

“Conversion Shares” shall have the meaning ascribed to such term in the Notes.

“Copyrights” means all rights in mask works, and other rights in any works of authorship of any type, in all forms, media or medium now known or hereinafter Developed, and whether or not completed, published, or used, including all rights in drafts, plans, sketches, artwork, layouts, copy, designs, photographs, illustrations, collections, serials, printed or graphic matter, slides, compilations, serials, promotions, audio or visual recordings, transcriptions, Software, and all derivative works, translations, adaptations and combinations of any of the foregoing, all registrations and applications therefor and all extensions, restorations, and renewals of any of the foregoing, all worldwide rights and priorities afforded under any law with respect to any of the foregoing, and all termination rights, moral rights, rights of publicity, author rights and all other rights associated therewith.

“Data Processing Contracts” shall have the meaning ascribed to such term in Section 3.1(n)(ii).

“Designated Entity” shall have the meaning ascribed to such term in Section 3.1(n)(i).

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one (1) year anniversary of the Second Closing Date provided that a holder of the Underlying Shares is not an Affiliate of the Company or (d) all of the Underlying Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holders, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of the Notes, (c)(i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of interest) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder,

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(d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (g) the issuance of the shares in question (or, in the case of an Optional Redemption or Installment Redemption, the shares issuable upon conversion in full of the Optional Redemption Amount or Installment Redemption Amount) to the Holder would not violate the limitations set forth in Section 4(c) and Section 4(d) of the Notes, (h) there is no pending or proposed Fundamental Transaction or Change of Control Transaction that would be required to be disclosed under a current report on Form 8-K and has not been publicly disclosed, (i) the applicable Holder is not in possession of any information provided by the Company, any of its Subsidiaries, or any of their officers, directors, employees, agents or Affiliates, that constitutes, or may constitute, material non-public information, (j) the Company has timely filed (subject to any applicable grace period) all of its SEC Reports during the time period in question, (k) the daily VWAP of the Common Stock exceeds $1.50 on the Principal Trading Market during each Trading Day for the twenty (20) Trading Days prior to the applicable date in question, (l) the average daily trading volume of the Common Stock on the Principal Trading Market during each Trading Day for the twenty (20) Trading Days prior to the applicable date in question exceeds $1,500,000 and (m) the outstanding balance of the Holders owning the original principal amount of the Notes is less than $2,000,000.

“Equity Line” means the Common Stock Purchase Agreement, dated as of December 8, 2021, by and between the Company and Tumim Stone Capital LLC, pursuant to which Tumim Stone Capital LLC has committed to purchase up to $125,000,000 of the Company’s Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” shall have the meaning ascribed to such term in Section 4.18(a).

“Exchange Cap Limitation” shall have the meaning ascribed to such term in Section 4.18(a).

“Exchange Cap Share Failure” shall have the meaning ascribed to such term in Section 4.18(b).

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of the compensation committee of the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended after the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) shares of Common Stock sold by the Company pursuant to the Equity Line, subject to the restrictions set forth in Section 4.12(e) or (d) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; provided that the Company shall not effect a conversion of any securities under this clause (d) while any Notes remain outstanding.

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“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“First Closing” shall have the meaning ascribed to such term in Section 2.1.

“First Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Governmental Authority” means any federal, state, provincial, municipal, local, international, supranational or foreign government, governmental authority, regulatory or administrative agency (which for the purposes of this Agreement shall include the Commission), governmental commission, department, board, bureau, agency, court, arbitral tribunal, securities exchange or similar body or instrumentality thereof.

“Intellectual Property” means all of the following: (a) Copyrights; (b) Trademarks; (c) Patents; (d) Proprietary Information; (e) databases (including knowledge databases, customer lists and customer databases); (f) all domain names, uniform resource locators and other names and locators associated with the internet, including applications and registrations thereof; (g) all publicity and privacy rights, including all rights with respect to use of a Person’s name, signature, likeness, image, photograph, voice, identity, personality, and biographical and Personal Information and materials; (h) all rights (as such may exist or be created in any jurisdiction), whether statutory, common law or otherwise, in, arising out of, or associated with the foregoing; (i) all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction worldwide; (j) all rights equivalent or similar or pertaining to the foregoing, including those arising under international treaties and convention rights; (k) all rights and powers to assert, defend and recover title to any of the foregoing; (l) all rights to assert, defend, sue, and recover damages for any past, present and future infringement, misuse, misappropriation, impairment, unauthorized use or other violation of any rights in or to any of the foregoing; (m) all proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all of the foregoing (including with respect to past, present or future infringement or violation thereof); and (n) all administrative rights arising from the foregoing, including the right to prosecute applications and oppose, interfere with or challenge the applications of others, the rights to obtain renewals, continuations, divisions and extensions of legal protection pertaining to any of the foregoing.

“Irrevocable Transfer Agent Instructions” shall mean the Irrevocable Transfer Agent Instructions, dated as of the date of each Closing, among the Company and the Transfer Agent, in the form attached hereto as Exhibit E.

“IT Systems” means all computer hardware, servers, networks, platforms, peripherals, data communication lines and other information technology equipment that are owned by, or used under the control of, the Company or any of its Subsidiaries.

“Legacy AEye” means AEye Technologies, Inc., a Delaware corporation (f/k/a AEye, Inc.), prior to the effective time of its merger with Predecessor AEye on August 16, 2021.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Licensed Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(n)(i).

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

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“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(ii).

“Notes” means the Senior Unsecured Convertible Notes due, subject to the terms therein, eighteen (18) months from their dates of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Open Source Software” means any and all Software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License).

“Owned Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(n)(i).

“Patents” means all (a) U.S. and foreign patents (including certificates of invention and other patent equivalents), utility models, and applications for any of the foregoing, including provisional applications, and all patents of addition, improvement patents, continuations, continuations-in-part, divisionals, reissues, re-examinations, renewals, confirmations, substitutions and extensions thereof or related thereto, and all applications or counterparts in any jurisdiction pertaining to any of the foregoing, including applications filed pursuant to any international patent law treaty, and (b) other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventors’ certificates, petty patents and innovation patents), together with all worldwide rights and priorities afforded under any law with respect to any of the foregoing.

“Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Information” means (a) all data and information that, whether alone or in combination with any other data or information, identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a natural person, household, or his, her or its device, including name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number, government-issued ID number, customer or account number, health information, financial information, credit report information, device identifiers, transaction identifier, cookie ID, browser or device fingerprint or other probabilistic identifier, IP addresses, physiological and behavioral biometric identifiers, viewing history, platform behaviors, and any other similar piece of data or information; and (b) all other data or information that is otherwise protected by any Privacy Laws or otherwise considered personally identifiable information or personal data under applicable law.

“Placement Agent” means Reedland Capital Partners.

“Predecessor AEye” means CF Finance Acquisition Corp. III, a Delaware corporation, prior to the effective time of its merger with Legacy AEye on August 16, 2021.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States Dollars, which shall equal such Purchaser’s Subscription Amount multiplied by 1.05.

“Principal Trading Market” means The Nasdaq Capital Market.

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“Privacy Laws” means all laws concerning the privacy, secrecy, security, protection, disposal, international transfer or other Processing of Personal Information, including incident reporting and security incident notifying requirements.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proprietary Information” means all trade secrets, confidential information, proprietary information, designs, formulas, algorithms, procedures, methods, techniques, discoveries, developments, know-how, research and development, technical data, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, recordings, graphs, drawings, reports, analyses, documented and undocumented information, information and materials not generally known to the public, protocols, schematics, compositions, sketches, photographs, websites, content, images, graphics, text, artwork, audiovisual works, build instructions, Software, databases, pricing, customer and user lists, market studies, business plans, systems, structures, architectures, devices, concepts, methods and information, together with any and all notes, analysis, compilations, lab reports, notebooks, invention disclosures, studies, summaries, and other material containing or based, in whole or in part, on any information included in the foregoing, including all copies and tangible embodiments of any of the foregoing in whatever form or medium.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Holders” shall have the meaning ascribed to such term in Section 5.5.

“Required Minimum” means a number of shares equal to the Exchange Cap.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(gg).

“Second Closing” shall have the meaning ascribed to such term in Section 2.1.

“Second Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“Second Closing Notice” shall have the meaning ascribed to such term in Section 2.1.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Notes, the Warrants and the Underlying Shares.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the NYSE American/the Nasdaq Stock Market/The New York Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including (a) the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the First Closing Date and (b) any subsequent issuance(s) of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock as a consequence of any corporate action including the implementation of a reverse stock split.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Software” means all (a) computer software, programs, applications, scripts, middleware, firmware, interfaces, tools, operating systems, software code of any nature, (including object code, source code, interpreted code, data files, rules, definitions and methodology derived from the foregoing) and any derivations, updates, enhancements and customizations of any of the foregoing, together with all related processes, technical data, algorithms, APIs, subroutines, operating procedures, report formats, development tools, templates and user interfaces, and (b) documentation, including user manuals, technical manuals, programming comments, descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, and training materials related to any of the foregoing.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Notes and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trademarks” means all trademarks, service marks, trade names, business names, corporate names, trade dress, look and feel, product and service names, logos, brand names, slogans, 800 numbers, Internet domain names, URLs, social media usernames, handles, hashtags and account names, symbols, emblems, insignia and other distinctive identification and indicia of source of origin, whether or not registered, including all common law rights thereto, and all applications and registrations therefor, and all goodwill associated with any of the foregoing or the business connected with the use of and symbolized by the foregoing.

“Trading Day” means a day on which the Principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock will, in accordance with the terms hereof, be listed or quoted for trading on the date in question: the NYSE American; the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust, the current transfer agent of the Common Stock, with a mailing address of 1 State Street 30th Floor, New York, NY 10004-1561, and any successor transfer agent of the Company.

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“Underlying Shares” means the Warrant Shares and shares of Common Stock issued and issuable pursuant to the terms of the Notes, including without limitation, the Conversion Shares and the shares of Common Stock issued and issuable in lieu of the cash payment of interest on the Notes in accordance with the terms of the Notes, in each case without respect to any limitation or restriction on the conversion of the Notes or the exercise of the Warrants.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the applicable Closing in accordance with Section 2.2(a) or Section 2.2(c)hereof, which Warrants shall be exercisable immediately and shall have a term of exercise equal to four (4) years, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1        Closing.

(a) First Closing. The first closing of the offer and sale of the Securities (the “First Closing”) shall occur at 10:00 am (New York City time) at the offices of Morrison & Foerster LLP, 2100 L Street NW, Washington, DC 20037, on the first (1st) Trading Day on which the conditions to the First Closing set forth in Section 2.3 hereof are satisfied or waived in writing as provided elsewhere herein, or on such other date and time as agreed to by the Company and the Purchaser (the “First Closing Date”); provided that the First Closing Date shall occur no later than three (3) Trading Days after the date of this Agreement.

(b) Second Closing.

(i) Subject to the satisfaction (or express waiver) of (i) the conditions set forth in this Section 2.1 and Section 2.3 and (ii) the Equity Conditions, the Company shall have the right to require the Purchaser to purchase the Securities on the Second Closing Date by delivering to the Purchasers an irrevocable written notice (the “Second Closing Notice”) on the Effective Date (as such term is defined in the Registration Rights Agreement) that the Company has exercised its right to require the Purchasers to purchase the Securities.

(ii) The Second Closing Notice shall state that (A) the Registration Statement has been declared effective by the Commission (and with respect to which no stop order has been issued); (B), the date and time of the a second closing (the “Second Closing”), which shall be at 10:00 a.m. (New York City time), on a date that is no earlier than the ninetieth (90th) calendar day after the First Closing Date (the “Second Closing Date”); and (iii) all the conditions to the Second Closing set forth in this Section 2.1. and Section 2.3 hereof are satisfied or waived in writing. Subject to compliance with the applicable federal securities laws, the Company and the Purchaser may mutually agree on such other date and time for the Second Closing. Notwithstanding anything herein to the contrary, if the Second Closing does not occur by March 15, 2024, the Company’s right to effect a Second Closing hereunder shall automatically terminate. To this end, the parties hereto shall use their commercially reasonable efforts to effectuate the Second Closing.

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(c) For the avoidance of doubt, it is the Parties’ intention that there will be two Closings with the aggregate Subscription Amounts delivered at each Closing by the applicable Purchasers to be $10,000,000. For the avoidance of doubt, the aggregate Subscription Amounts after the two Closings shall total $20,000,000.

2.2 Deliveries.

(a) On or prior to the First Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)	this Agreement duly executed by the Company;

(ii)	a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;

(iii)	a Note having the respective principal amount set forth opposite such Purchaser’s name on Schedule 1 under the heading “First Closing Principal Amount of Notes”, duly executed by the Company and registered in the name of such Purchaser;

(iv)	a Warrant duly executed by the Company and registered in the name of such Purchaser to purchase up to a number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule 1 under the heading “First Closing Warrant Shares,” which amount shall be equal to forty-one and two-thirds (41⅔) percent of such Purchaser’s Conversion Shares applicable to the First Closing Date;

(v)	the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(vi)	the Registration Rights Agreement duly executed by the Company;

(vii)	the Irrevocable Transfer Agent Instructions duly executed by the Company and acknowledged and agreed to by the Transfer Agent;

(viii)	the Disclosure Schedules, updated as of such First Closing Date;

(ix)	an officer’s certificate and compliance certificate, each in a form reasonably acceptable to the Purchasers’ counsel; and

(x)	such other opinions, certificates, statements, including, without limitation, a closing statement, and agreements as the Purchasers’ counsel may reasonably require.

(b) On or prior to the First Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

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(ii) such Purchaser’s Subscription Amount set forth opposite such Purchaser’s name under the heading “First Closing” on Schedule 1 by wire transfer in immediately available funds to the account specified in writing by the Company; and

(iii) the Registration Rights Agreement duly executed by such Purchaser.

(c) On or prior to the Second Closing Date, the Company shall deliver or cause to be delivered to the specified Purchaser the following:

(i) a Note having the respective principal amount set forth opposite such Purchaser’s name on Schedule 1 under the heading “Second Closing Principal Amount of Notes”, duly executed by the Company and registered in the name of such Purchaser;

(ii) a Warrant duly executed by the Company and registered in the name of such Purchaser to purchase up to a number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule 1 under the heading “Second Closing Warrant Shares,” which amount shall be equal to forty-one and two-thirds (41⅔) percent of such Purchaser’s Conversion Shares applicable to the Second Closing Date;

(iii) the Disclosure Schedules, updated as of such Second Closing Date;

(iv) the Irrevocable Transfer Agent Instruction Letter duly executed by the Company and acknowledged and agreed to by the Transfer Agent;

(v) an opinion from the Company’s counsel in a form reasonably acceptable to the Purchasers’ counsel;

(vi) an officer’s certificate and compliance certificate, indicating among other matters, that the Equity Conditions have been satisfied, in a form reasonably acceptable to the Purchasers’ counsel; and

(vii) such other opinions, certificates, statements, including, without limitation, a closing statement, and agreements as the Purchasers’ counsel may reasonably require.

(d) On or prior to the Second Closing Date, each Purchaser shall deliver such Purchaser’s Subscription Amount set forth opposite such Purchaser’s name under the heading “Second Closing” on Schedule 1 by wire transfer in immediately available funds to the account specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date for such Closing of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed pursuant to this Agreement at or prior to the Closing Date for such Closing shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) or Section 2.2(d), as applicable, of this Agreement.

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(b) The respective obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date for such Closing of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed pursuant to this Agreement at or prior to the Closing Date for such Closing shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) or Section 2.2(c), as applicable, of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default;

(v) from (I) the date hereof to the Closing Date for such Closing and (II) continuing on such Closing Date, (a) trading in the Common Stock shall not have been suspended by the Commission or the Company’s Principal Trading Market, (b) trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service or on any Trading Market, (c) a banking moratorium shall not have been declared either by the United States or New York State authorities or (d) there shall not be continuing of any material (A) outbreak or (B) escalation of hostilities or other national or international calamity of such magnitude that would have material adverse change in any financial market which, in each case, in the reasonable judgment of such Purchaser and the Company, makes it impracticable to purchase the Securities at such Closing;

(vi) the Company meets the current public information requirements under Rule 144 in respect of the Conversion Shares or Warrant Shares and any other shares of Common Stock issuable under the Notes or the Warrants;

(vii) any other conditions contained herein or the other Transaction Documents, including those set forth in Section 2.2; and

(viii) the Company has submitted a Listing of Additional Shares Notification Form (or its equivalent) with The Nasdaq Capital Market with respect to each issuance of Securities pursuant to this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein as of each Closing Date to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company, other than those that may be omitted pursuant to Item 601 of Regulation S-K, are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary except as set forth on Schedule 3.1(a), free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

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(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company that would prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party (any of (i), (ii) or (iii), a “Material Adverse Effect,” provided, however, that no facts, circumstances, changes or effects exclusively and directly resulting from, relating to or arising out of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies; (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees; (d) changes arising in connection with earthquakes, pandemics, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such pandemic, hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof; (e) any action taken by the Purchaser with respect to the transactions contemplated by this Agreement; and (f) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership and other laws of general application relating to or affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents,

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or (ii) except as set forth on Schedule 3.1(d), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, credit facility, debt or other instrument or obligation (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such conflict, default, Lien, termination, amendment, acceleration, cancellation or violation as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Except as set forth on Schedule 3.1(e) (“Required Approvals”), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

(f) Issuance of the Securities. The Notes and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the SEC Reports as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in the SEC Reports, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the SEC Reports, no shares of Common Stock are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the SEC Reports, the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the SEC Reports, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company’s certificate of incorporation as in effect on the Closing Date, and the Company’s bylaws as in effect on the Closing Date.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since August 16, 2021 (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates (if amended or superseded by a filing, on the date of such amended or superseded filing), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed (if amended or superseded by a filing, on the date of such amended or superseded filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not been an issuer subject to Rule 144(i) under the Securities Act since August 16, 2021. The prospectus and each prospectus supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the prospectus or any prospectus supplement made in reliance upon and in conformity with information relating to the Purchaser furnished to the Company in writing by or on behalf of the Purchaser expressly for use therein. The financial statements of the Company included in the SEC Reports (including the historical consolidated financial statements of Predecessor AEye) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Labor Relations. Except as set forth in the SEC Reports, neither the Company nor any of its Subsidiaries is bound by or subject to (and none of their assets or properties is bound by or subject to) any contract with any labor union, and, to the knowledge of the Company, no labor union has requested or has sought to represent any of the employees of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending, or to the knowledge of the Company, threatened, that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, nor, to the knowledge of the Company, is there any labor organization activity involving the employees of the Company or any of its Subsidiaries. With respect to all current and former Persons who have performed services for or on behalf of the Company or any of its Subsidiaries, each of the Company and its Subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity, wage and hour, compensation and other laws and COVID-19 measures related to employment, including but not limited to, overtime requirements, classification of employees and independent contractors under federal and state laws (including for tax purposes and for purposes of determining eligibility to participate in any Employee Plan (as defined below)), hours of work, leaves of absence, equal opportunity, sexual and other harassment, whistleblower protections, immigration, occupational health and safety, workers’ compensation, and the withholding and payment of all applicable taxes, and there are no material arrears in the payments of wages, unemployment insurance premiums or other similar obligations. There are no material claims, disputes, grievances, or controversies pending or, to the knowledge of the Company, threatened involving any employee or group of employees of the Company or any of its Subsidiaries. There are no material charges, investigations, administrative proceedings or formal complaints of (i) discrimination or retaliation (including discrimination, harassment or retaliation based upon sex, age, marital status, race, national origin, sexual orientation, disability or veteran status), (ii) unfair labor practices,

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(iii) violations of health and safety laws, (iv) workplace injuries or (v) whistleblower retaliation against the Company or any of its Subsidiaries, in each case that (y) pertain to any current or former employee and (z) have been threatened by such employee or are pending before the Equal Employment Opportunity Commission, the National Labor Relations Board, the U.S. Department of Labor, the U.S. Occupational Health and Safety Administration, the Workers Compensation Appeals Board, or any other Governmental Authority.

(j) Compliance. Except as set forth on in the SEC Reports, neither the Company nor any Subsidiary: is in violation of any judgment, decree or order of any court; or (iii) is in violation of any statute, rule, ordinance or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries, except in all cases for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect.

(k) Environmental Laws. Except as set forth in the SEC Reports, the Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received all Permits or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such Permit or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or local regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted (the “Permits”), except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received written notice of proceedings relating to the revocation or modification of any Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. This Section 3.1(l) does not relate to environmental matters, such items being the subject of Section 3.1(k).

(m) Title to Assets. Except as set forth in the SEC Reports, the Company and each of its Subsidiaries have good and marketable title to its properties, assets and rights, and has good title to all its leasehold interests, in each case free and clear of any lien, charges or encumbrances, other than (a) liens, charges or encumbrances for taxes not yet due and payable or that are being contested in good faith by appropriate proceedings, (b) liens, charges or encumbrances imposed by applicable law and incurred in the ordinary course of business of the Company and its Subsidiaries since August 16, 2021 for obligations not past due, (c) liens, charges or encumbrances in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (d) liens, charges, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business of the Company and its Subsidiaries since August 16, 2021. Except as set forth in the SEC Reports, with respect to the properties, assets and rights it leases since August 16, 2021, the Company and each of its Subsidiaries is in compliance with such leases in all material respects and, to the knowledge of the Company, holds a valid leasehold interest free of any liens, charges or encumbrances subject to clauses (a)-(d) above. Except as set forth in the SEC Reports, the properties, assets and rights owned, leased or licensed by the Company and its Subsidiaries from and after August 16, 2021, constitute all the properties, assets and rights used in connection with the businesses of the Company and its Subsidiaries, except for such properties, assets and rights the loss of use of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Such properties, assets and rights constitute all the properties, assets and rights necessary for the Company and its Subsidiaries to continue to conduct their respective businesses from and after August 16, 2021 as they are currently being conducted, except as would not have or reasonably be expected to have a Material Adverse Effect.

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(n) Intellectual Property; IT Systems; Data Privacy.

(i) Except as disclosed in the SEC Reports, no material amount of funding of a university, college, other educational institution or Governmental Authority (each a “Designated Entity”) were used directly in the development, testing or commercialization, in whole or in part, of any Intellectual Property owned by the Company or its Subsidiaries (“Owned Intellectual Property”) and no Designated Entity has any right, title or interest (including any usage, license, “march in”, ownership, co-ownership or other rights) in or to any Owned Intellectual Property. Except as disclosed in the SEC Reports, the Company and its Subsidiaries have received no written notice of any Action currently before any Governmental Authority, domain name registrar or other public or quasi-public legal authority anywhere in the world (including before U.S. Patent and Trademark Office, the U.S. Copyright Office, or similar authority anywhere in the world), including any interference, reexamination, cancellation, nullity or opposition proceedings or inventorship challenges in which any claims have been raised relating to the validity, enforceability, registrability, scope, misappropriation, ownership, violation or infringement with respect to any of the Owned Intellectual Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or to which the Company or any of its Subsidiaries is a party with respect to any material Owned Intellectual Property used, held for use, or necessary in connection with the business of the Company and its Subsidiaries. The Company or one of its Subsidiaries (i) is the sole and exclusive owner of, and possess all right, title, and interest in and to, any and all Owned Intellectual Property, free and clear of all material liens, charges or encumbrances, and (ii) possess a valid, legally enforceable license or other right to use any and all other Intellectual Property used or held for use by the Company and its Subsidiaries that are necessary in the operation of their respective businesses. The Company Intellectual Property constitutes all of the Intellectual Property necessary for the operation of the business of the Company and its Subsidiaries. The Company or one of its Subsidiaries has taken all reasonable actions, consistent with industry standards and applicable laws to maintain and protect each item of Owned Intellectual Property material to the business of the Company and its Subsidiaries, including with respect to the validity and enforceability thereof. None of the Owned Intellectual Property is subject to any claims of joint ownership and none of the Company or any of its Subsidiaries is a party to or bound by any contract that limits, restricts or impairs its or their ability to use, sell, transfer, assign, license or convey any of the Owned Intellectual Property. All of the Owned Intellectual Property, including any and all registrations, issuances and applications thereof, is subsisting, in full force and effect, and to the knowledge of the Company, valid and enforceable. To the knowledge of the Company, the Company and its Subsidiaries have not and are not conducting the business in a manner that would result in the cancellation or unenforceability of any Owned Intellectual Property. Each contract (other than COTS Licenses) (i) for which the primary purpose is to grant to the Company or any of its Subsidiaries a license to use any Intellectual Property of a third party (such Intellectual Property, “Licensed Intellectual Property”) or (ii) pursuant to which the Company or any of its Subsidiaries has granted to a third party any right in or to any Intellectual Property is a legal, valid and binding obligation of the Company or one of its Subsidiaries, is in full force and effect and is enforceable against the Company and its Subsidiaries and, to the knowledge of the Company, the other parties thereto. None of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto is in material breach or violation of or default under any Licensed Intellectual Property. To the knowledge of the Company, no event has occurred that, with notice or lapse of time or both, would constitute such a material breach or violation or default by the Company or any of its Subsidiaries or the other parties thereto under any Licensed Intellectual Property. Neither the Company nor any of its Subsidiaries has received any written notice or written threat that any other party intends to terminate or not renew, or seek to amend or modify the terms of, any Licensed Intellectual Property. To the knowledge of the Company, neither the operation and conduct of the business of the Company and its Subsidiaries, nor the use of the Company Intellectual Property infringes, dilutes, violates, interferes with, misappropriates or makes unlawful use of any Intellectual Property or other proprietary rights of any other Person. None of the Company or any of its Subsidiaries has received any written claim (including in the form of a demand letter or offer of license), written demand, or suit based on an alleged violation of any of the foregoing. To the knowledge of the Company, there is no existing fact or circumstance that would be reasonably expected to give rise to any such Action as described in this Section 3.1(n).

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To the knowledge of the Company, there is no actual or threatened infringement, violation, interferences, dilution, misappropriation or unlawful use by a third party of any of the Company Intellectual Property. The Company Intellectual Property is sufficient in all material respects for the Company and its Subsidiaries to carry on their business as presently carried on, consistent with past practice.

(ii) Except as disclosed in the SEC Reports, the IT Systems (i) perform in material conformance with their documentation, (ii) in the past three years have not suffered any material persistent substandard performance, breakdown or failure, (iii) to the knowledge of the Company, are free from any material defects, and (iv) to the knowledge of the Company, do not contain any virus, software routine or hardware component designed to permit unauthorized access or to disable or otherwise harm any computer, systems or Software or any software routine designed to disable a computer program automatically with the passage of time or under the positive control of a Person other than an authorized licensee or owner of the Software. Except as disclosed in the SEC Reports, the IT Systems are in good repair and operating condition (ordinary wear and tear excepted) and are adequate and suitable (including with respect to working condition, performance and capacity) in all material respects for the purposes for which they are being used or held for use. Except as would not reasonably be expected to have a Material Adverse Effect, since August 16, 2021, no use of or activities with respect to the Open Source Software by the Company or any of its Subsidiaries, their employees, or contract workers (i) requires the licensing, disclosure or distribution of any Owned Intellectual Property to any other Person under the terms of any Open Source Software license, (ii) prohibits or limits the receipt of consideration in connection with licensing or distribution of any Owned Intellectual Property, or imposition of contractual restrictions on the rights of licensees or permits recipients to decompile, disassemble or otherwise reverse engineer any Owned Intellectual Property, or (iii) grant, or purport to grant, to any Person any patent license or non-assertion covenant with respect to any Owned Intellectual Property. Except as disclosed in the SEC Reports, since August 16, 2021, each of the Company and its Subsidiaries has materially complied with all material notice, attribution and other requirements applicable to any and all Open Source Software used in the business of the Company and its Subsidiaries. Except as disclosed in the SEC Reports, since August 16, 2021, to the knowledge of the Company, no Computer Security Incident has occurred, or, to the knowledge of the Company, has been attempted, involving the Company or any of its Subsidiaries or any of their assets, rights or properties that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company and its Subsidiaries implement, and since August 16, 2021 have implemented, maintain and comply in all material respects with reasonably adequate technologies, policies and procedures designed to prevent (i) the occurrence of any security breaches, and (ii) the reoccurrence of any security breaches that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company and its Subsidiaries implement, and since August 16, 2021 have implemented commercially reasonable business continuity, backup and disaster recovery, and security plans. Except as disclosed in the SEC Reports, since August 16, 2021, to the knowledge of the Company, no Person has gained unauthorized access to or made any unauthorized processing of any Personal Information processed by or on behalf of the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Reports, since August 16, 2021, neither the Company nor any of its Subsidiaries has received any written notices, allegations or complaints from any Governmental Authority or any other Person with respect to any Computer Security Incidents (including any unauthorized processing of Personal Information), nor have they received any claims for compensation under Privacy Laws from data subjects or any other Person that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Reports, since August 16, 2021, the Company and its Subsidiaries have (i) in compliance in all material respects with Privacy Laws, obtained valid consent where necessary from data subjects and has provided data subjects with privacy notices as required and (ii) complied in all material respects with the terms of any contract by which the Company or any of its Subsidiaries are bound relating to data protection, privacy or security or the processing of Personal Information (“Data Processing Contracts”), except where, in each case, the failure to do so would not reasonably be expected to have a Material Adverse Effect.

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No Actions are pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to the processing of Personal Information which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, the Company and its Subsidiaries have Data Processing Contracts and other agreements in place with all service providers, vendors and other Persons whose relationship with the Company or any of its Subsidiaries involves the relevant service provider, vendor or other Person processing any Personal Information on behalf of the Company or any of its Subsidiaries, in compliance in all material respects with Privacy Laws applicable to the Company and its Subsidiaries. Except as would not result in a Material Adverse Effect, the Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect the confidentiality of all Proprietary Information constituting Company Intellectual Property. To the knowledge of the Company, since August 16, 2021, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) there has been no misappropriation of any Proprietary Information of the Company and its Subsidiaries by any Person, (ii) no employee, agent or other contract worker of the Company or any of its Subsidiaries has misappropriated any Proprietary Information of any other Person in the course of performance as an employee, agent or other contract worker of the Company or any of its Subsidiaries, and (iii) no employee, agent or other contract worker of the Company or any of its Subsidiaries is in default or breach of any term of any contract relating in any way to the protection, ownership, development, use or transfer of Company Intellectual Property as a result of their performance of their duties for the Company or any of its Subsidiaries.

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

(p) Transactions with Affiliates and Employees. Except as set forth on the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(q) Internal Accounting Controls. Except as set forth in the SEC Reports, from and after August 16, 2021, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents and the Registration Statement fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the SEC Reports, since August 16, 2021, the Company and its Subsidiaries’ internal controls over financial reporting are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal controls over financial reporting.

(r) Certain Fees. Except as set forth on Schedule 3.1(r), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section incurred by the Company or its Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

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(s) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the offer and sale of the Securities by from the Company to the Purchaser in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(v) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their respective obligations or exercising their rights under the Transaction Documents (as applicable), including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby (other than forward-looking information and projections and information of a general economic nature and general information about the Company’s industry), including the Disclosure Schedules to this Agreement, taken together, is true and correct in all material respects on the date on which such information is dated or certified and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time.

(x) No Integrated Offering. None of the Company or any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer, issuance and sale by the Company to the Purchaser of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

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None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance and sale by the Company to the Purchaser of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with any other offering of securities of the Company.

(y) Solvency. Since August 16, 2021, the Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law. The Company is financially solvent and is generally able to pay its debts as they become due.

(z) Tax Status. Each of the Company and its Subsidiaries has filed all material tax returns as required by applicable federal, state and local law. These tax returns are true, correct and complete in all material respects. Each of the Company and its Subsidiaries has paid all material taxes, other than taxes being contested in good faith and for which adequate reserves have been established. None of the Company or any of its Subsidiaries is currently engaged in any material audit, administrative or judicial proceeding with respect to taxes. None of the Company or any of its Subsidiaries has received any written notice from a Governmental Authority of a proposed deficiency of any material amount of taxes. Each of the Company and its Subsidiaries has withheld or collected from each payment made to its employees all material taxes required to be withheld or collected therefrom and has paid the same to the proper tax authority.

(aa) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(bb) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director or officer, nor, to the knowledge of the Company, any employee, agent, representative or Affiliate of the Company, has taken within the past five years any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage (to the extent acting on behalf of or providing services to the Company); and the Company and its Subsidiaries have conducted their businesses within the past five years in compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the U.K. Bribery Act 2010 and other applicable anti-corruption, anti-money laundering and anti-bribery laws, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(cc) Accountants. To the knowledge of the Company, Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and its Subsidiaries as of December 31, 2021 and 2020, and for each of the two years in the period ended December 31, 2021, and the related notes, was during the periods covered by their report, with respect to the Company, independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the knowledge of the Company, the Deloitte & Touche LLP is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act with respect to the Company.

(dd) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.

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The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

(ff) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(gg) Office of Foreign Assets Control. Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee thereof, nor, to the knowledge of the Company, any agent, Affiliate or representative of the Company, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria). Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Securities under this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (b) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its Subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

(ii) Money Laundering. The operations of the Company are and have been conducted at all times within the past five years in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the applicable anti-money laundering statutes, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization,

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such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, of jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(kk) ERISA. Except as set forth in the SEC Reports, neither the Company nor any of its Subsidiaries is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (i) is subject to Title IV of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). Each plan is referred to herein as an “Employee Plan.” An “ERISA Affiliate” of any Person means any other Person which, together with that Person, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”). Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. Except as disclosed in the SEC Reports, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law. No “prohibited transaction”(as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification, except where such occurrence or failure to qualify would not, individually or in the aggregate, have a Material Adverse Effect. With respect to each Employee Plan, no Actions (other than routine claims for benefits in the ordinary course of business) are pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such Actions. No Employee Plan is currently under investigation or audit by any Governmental Authority and, to the knowledge of the Company, no such investigation or audit is contemplated or under consideration. Each Employee Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been maintained and administered in all material respects in accordance with its terms and in operational and documentary compliance with Section 409A of the Code and all regulations and other applicable regulatory guidance (including notices and rulings) thereunder.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

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The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser, and no further consent or authorization of the Purchaser, its Board of Directors or its members is required. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) No Conflict. The execution, delivery and performance by such Purchaser of this Agreement and the Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Purchaser’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which it or any of its property or assets are bound, (iii) create or impose any lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is party or under which the Purchaser is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Purchaser to enter into and perform its obligations under this Agreement and the Transaction Documents. The Purchaser is not required under any applicable federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the Transaction Documents or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

(d) Investment Purpose. Such Purchaser is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities.

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(e) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises its Warrant, converts its Note into Common Stock or is issued any Common Stock under the terms of its Note, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Reliance on Exemption. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(h) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

 (i) Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser have been furnished or otherwise made available to the Purchaser or its advisors, including, without limitation, the SEC Reports filed with or furnished to the SEC as of the applicable date or time this representation is made. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser is able to bear the economic risk of an investment in the Securities, including a total loss thereof, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Purchaser and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Purchaser’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Sections 2.2(a)(ii) or 2.2(c)(ii)). The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

 (j) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

 (k) Not an Affiliate. Such Purchaser is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Purchaser does not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock.

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(l) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Documents or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares, except in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be transferred in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THE ISSUE AND SALE OF THIS SECURITY [AND THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE] MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), ANDREW HUGHES, A REPRESENTATIVE OF THE COMPANY WILL, BEGINNING TEN DAYS AFTER THE ISSUANCE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). ANDREW HUGHES MAY BE REACHED AT TELEPHONE NUMBER (925) 400 - 4366.]

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible for sale under Rule 144 (assuming cashless exercise of the Warrants) without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser (if any of the foregoing conditions are satisfied), respectively. If all or any portion of a Note is converted or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 (assuming cashless exercise of the Warrants) as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

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4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.4 Integration. The Company shall not sell, offer to sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes.

4.10 Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, managers, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, managers, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right (but will not be required to) to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.

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After the Company notifies the Purchaser Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Purchaser Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Purchaser Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Purchaser Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Purchaser Party promptly as such fees and expenses are incurred. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing or (ii) the Company has failed after a reasonable period of time (in all cases at least a minimum of 10 days from the date that the Company is notified in writing by the Purchaser Party of such action) to assume such defense and to employ counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. Each Purchaser Party, as a condition to receiving indemnification as provided in Section 4.10, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, subject to reimbursement by the applicable Purchaser Party if a final judicial judgment is made (that can no longer be appealed whatsoever) that such Purchaser Party was not entitled to an indemnity under this Section 4.10. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

The Company shall, if applicable: (i) in the time and manner required by the Principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing or quotation; and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.12 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or

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(B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit (other than pursuant to the Equity Line, subject to the restrictions set forth in clause (e) below), pursuant to which the Company may issue securities at a price that would be determined on a future date following the applicable closing for such transaction or agreement; provided that, for the avoidance of doubt, the foregoing restriction shall not prohibit the Company from entering into or effecting transactions or agreements pursuant to which the Company may issue its securities for which the price is determined at the time of the applicable closing for such transaction or agreement, including, but not limited to, a private investment in public equity (PIPE) transaction. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(b) From the date hereof until such time as no Purchaser holds any of the Notes, neither the Company nor any Subsidiary shall, directly or indirectly, effect or enter into (or publicly announce or recommend to its shareholders the approval or adoption thereof by such shareholders) any agreement, plan, arrangement or transaction structured in accordance with, based upon, or related or pursuant to Section 3(a)(9) or Section 3(a)(l0) of the Securities Act, without the prior written consent of the holder (which consent may be withheld, delayed or conditioned in the sole discretion of such holder).

(c) Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price to the extent the holders of Notes would not be permitted, pursuant to Section 4(d) of the Notes to convert their respective outstanding Notes and exercise their respective Warrants in full, ignoring for such purposes the other conversion or exercise limitations therein. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance unless otherwise expressly stated herein.

(e) For a period of five (5) Trading Days after the Company receives a Notice of Conversion, the Company shall not effect a sale of its Common Stock pursuant to the Equity Line without the prior written consent of the holder.

4.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales or similar transactions, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6,

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such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Selling Restrictions. Each Purchaser covenants and agrees that from the date hereof until such time as such Purchaser no longer holds any of the Notes or Warrants, neither the Purchaser nor any of its Affiliates acting on its behalf or pursuant to any understanding with such Purchaser shall, directly or indirectly, (i) engage in or effect any Short Sales of Common Stock or (ii) execute any stock pledge, forward sales contract, option, put, call, swap or similar hedging arrangement (including on a total return basis), which establishes a net short position with respect to the Common Stock.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. Until the one (1) year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of Purchasers except as may be required to meet any exchange requirement for continued listing.

4.18 Compliance with Rules of Trading Market.

(a) Exchange Cap. Subject to Section 4.18(b) and the applicable rules of the Trading Market, the Company shall not issue any Underlying Shares to the Purchasers if, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 32,117,892 (such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the date of this Agreement), which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market (such maximum number of shares, the “Exchange Cap” and such limitation on the Company’s issuance of shares to the Purchasers, the “Exchange Cap Limitation”).

(b) Shareholder Approval. In the event the Company is prohibited from issuing any shares of Common Stock pursuant to Section 4.18(a) (an “Exchange Cap Share Failure”), then the Company shall, at the first regularly scheduled annual meeting of its stockholders (for which no definitive proxy statement has been filed as of such Exchange Cap Share Failure) following the date of occurrence of such Exchange Cap Share Failure, but in no event later than one hundred and twenty (120) calendar days thereafter, seek the Shareholder Approval; provided that, if the next regularly scheduled annual meeting is not within one hundred and twenty (120) calendar days from such Exchange Cap Share Failure, the Company shall hold a meeting of its stockholders as needed to seek the Shareholder Approval.

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In connection with such meeting and any subsequent stockholder meetings, the Company shall provide each stockholder with a proxy statement in compliance with applicable SEC rules and regulations and shall use commercially reasonable efforts to solicit the approval of its stockholders of the Shareholder Approval and to cause its board of directors to recommend to the stockholders that they approve such proposal. If, despite the Company’s commercially reasonable, the Shareholder Approval is not obtained at the first stockholder meeting, the Company shall cause an additional stockholder meeting to be held semi-annually thereafter to seek Shareholder Approval until the earlier of (i) the date such Shareholder Approval is obtained and (ii) the date on which none of the Notes and the Warrants are outstanding. For the avoidance of doubt, if the Company is required to and fails to obtain Shareholder Approval, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement.

(c) General. The Company shall not issue any Underlying Shares pursuant to this Agreement and the transactions contemplated hereby if such issuance would reasonably be expected to result in (A) violation of the Securities Act or (B) breach of the rules of the Trading Market. The provisions of this Section 4.18 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4.18 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market. The limitations contained in this Section 4.18 may not be waived by the Company or any Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the First Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. The Company shall reimburse the Purchaser for all costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated herein (including $50,000 previously paid to the Purchasers as an initial deposit). The Company shall deliver to each Purchaser, prior to each Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all (i) Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers, and (ii) all fees, disbursements, and expenses in connection with the transactions contemplated herein, including, without limitation, the Company’s legal and accounting fees and disbursements, the costs incident to the preparation, printing and distribution of any registration statement and filing fees.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, and Purchaser/Purchasers which purchased at least 50.1% in interest of the Notes based on the initial Subscription Amounts (including the Secord Closing) hereunder (the “Required Holders”) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment or modification treats a Purchaser (or group of Purchasers) in a manner that is different than other Purchasers, the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

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5.10 Survival. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Note or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. For reasons of administrative convenience only, each Purchaser has chosen to communicate with the Company through Morrison & Foerster LLP. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 Electronic Signatures. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement or any other Transaction Document are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures. The Purchaser expressly agrees that this Agreement and all other Transaction Documents are “transferable records” as defined in applicable Regulations relating to electronic transaction and that it may be created, authenticated, stored, transmitted and transferred in a manner consistent with and permitted by such applicable Regulations.

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5.22 Set-Off. In addition to any rights now or hereafter granted under applicable regulations and not by way of limitation of any such rights, each Purchaser is hereby authorized by the Company at any time or from time to time, without notice or demand to the Company or to any other Person, any such notice or demand being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness or other amounts at any time held or owing by the Company or any Subsidiary to or for the credit or the account of the Company or any of its Affiliates against and on account of any amounts due by the Company or any of its Affiliates to such Purchaser under any Transaction Documents (including from the purchase price to be disbursed hereunder), irrespective of whether or not (a) such Purchaser shall have made any demand hereunder or (b) the principal of or the interest on the Notes or any other Obligation shall have become due and payable and although such obligations and liabilities, or any of them, may be contingent or unmatured. If, as a result of such set off, appropriate or application, such Purchaser receives more than it is owed under any Transaction Document, it shall hold such amounts in trust for the other Purchaser Parties and transfer such amounts to the other Purchaser Parties ratably according to the amounts they are owed on the date of receipt.

5.23 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AEYE, INC

By:
Name:
Title:

Address for Notice:

Email:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _______________________________________________________________________

Signature of Authorized Signatory of Purchaser: ________________________________________________

Name of Authorized Signatory: ______________________________________________________________

Title of Authorized Signatory: _______________________________________________________________

Email Address of Authorized Signatory: _______________________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: __________

Principal Amount (1.05 x Subscription Amount): _____________________

EIN Number: _______________

SCHEDULE 1

First Closing

Name of Purchaser	Subscription Amount	Principal Amount of Notes	Number of Warrants
3i, LP	$10,000,000	$10,500,000	1,750,000

Total:	$10,000,000	$10,500,000	1,750,000

Second Closing

Name of Purchaser	Subscription Amount	Principal Amount of Notes	Number of Warrants
3i, LP	$10,000,000	$10,500,000	1,750,000

Total:	$10,000,000	$10,500,000	1,750,000

Exhibit A

Form of Note

[***]

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

[***]

EXHIBIT C

FORM OF WARRANT

[***]

EXHIBIT D

FORM OF LEGAL OPINION

[***]

Exhibit E

FORM OF TRANSFER AGENT INSTRUCTIONS

[***]